1 MID PENN BANCORP, INC. COMPLETES ACQUISITION OF CUMBERLAND ADVISORS, INC. HARRISBURG, PENNSYLVANIA (January 5, 2026) - Mid Penn Bancorp, Inc. (NASDAQ: MPB) (“Mid Penn”), parent company of Mid Penn Bank, announced today that its acquisition of Sarasota, FL-based Cumberland Advisors, Inc. (“Cumberland”) was completed on January 1, 2026. A registered investment advisory firm with clients both nationally and internationally, Cumberland had approximately $3.2 billion in assets under management as of December 31, 2025. In connection with the acquisition, Cumberland has been merged with and into a newly formed acquisition subsidiary of Mid Penn, operating as Cumberland Advisors, LLC, and its experienced team of investment advisory professionals has joined the Mid Penn team. Rory G. Ritrievi, Chair, President and CEO of Mid Penn, stated, “We are excited to welcome the Cumberland Advisors team, customers and shareholders to the Mid Penn family. Cumberland has built a strong reputation for excellence and is the ideal choice to help us continue our legacy of delivering exceptional financial solutions while maintaining a strong commitment to customer care.” Founded in 1973, Cumberland is a fee-for-service investment management company serving advisors, individuals, and institutional investors. The firm has a conservative investment orientation to manage both risks as well as returns. Cumberland utilizes market leading knowledge, analysis, and independent research to advise its clients, and prides itself on its personalized service and long-lasting relationships. ABOUT MID PENN BANCORP, INC.: Mid Penn Bancorp Inc. (NASDAQ: MPB), headquartered in Harrisburg, Pennsylvania, is the parent company of Mid Penn Bank, a full-service commercial bank. Mid Penn currently operates 59 retail locations throughout Pennsylvania and central and southern New Jersey, has total assets of over $6 billion, and offers a comprehensive portfolio of financial products and services to the communities it serves. To learn more, please visit www.midpennbank.com. Cautionary Note Regarding Forward-Looking Statements Statements included in this press release which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the

2 Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are based on, among other things, Mid Penn Bancorp, Inc. (the “Company” or “Mid Penn”) management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and the Company. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include expectations relating to the anticipated opportunities and financial and other benefits of the acquisition of Cumberland Advisors, Inc. (“Cumberland”), and the projections of, or guidance on, the Company’s future financial performance, asset quality, liquidity, capital levels, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Company’s business or financial results. The Company cautions readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the possibility that the anticipated benefits of the acquisition are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of Cumberland or as a result of the strength of the economy and competitive factors in the areas where the Company and Cumberland do business; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; and other factors that may affect future results of the Company. For a more detailed description of these and other factors which would affect the Company’s results, please see Mid Penn’s filings with the SEC, including those risk factors identified in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the U.S. Securities and Exchange Commission (“SEC”). The statements in this press release are made as of the date of this release, even if subsequently made available by the Company on its website or otherwise. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipate. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Mid Penn does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of unanticipated events, except as required by law.